[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.11

EXECUTION VERSION

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Dated: January 5, 2011

STOCK PURCHASE WARRANT

To Purchase up to 2,200,000 Shares of Common Stock of

BLACKHAWK NETWORK HOLDINGS, INC.

THIS IS TO CERTIFY THAT, for value received, [***] or its permitted registered assigns (the “Holder”), is entitled to purchase from Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), at any time or from time to time on or after April 1, 2014 and prior to 5:00 p.m., local time at the Company’s principal executive offices, on December 31, 2015 or any earlier date on which this Warrant has terminated pursuant to the terms hereof (the “Expiration Time”), at the Exercise Price, up to 2,200,000 shares (the “Warrant Shares”) of fully paid and nonassessable shares of the common stock, $0.001 par value per share, of the Company (the “Common Stock”), subject to the terms and conditions as hereinafter provided. To the extent not exercised previously, the Holder’s rights under this Warrant will become void at the Expiration Time.

This Warrant is issued pursuant to and subject to the terms of that certain Warrant Issuance Agreement dated November 3, 2010 (“Warrant Issuance Agreement”) between the Company and Holder. Certain capitalized terms used in this Warrant are defined in Article IV hereof.

ARTICLE I

EXERCISE OF WARRANT

1.1 Exercise Schedule. Subject to Sections 1.2 and 1.8 hereof, the right of Holder to exercise this Warrant shall become exercisable according to the following schedule:

(a) Upon delivery of an Early Change of Control Notice, this Warrant shall become exercisable for up to the Early Exercise Warrant Number in accordance with Section 3(c) of the Warrant Issuance Agreement, i.e., for a period of thirty (30) days after receipt of the Early Change of Control Notice; or

(b) If the Warrant has not been exercised prior to the closing of any Early Change of Control transaction, then on April 1, 2014, this Warrant shall become exercisable for up to the Initial Warrant Exercise Number; or

(c) If the Warrant has not been exercised prior to April 1, 2015, then on April 1, 2015 this Warrant shall become exercisable for up to the Updated Warrant Exercise Number.

Stock Purchase Warrant

EXECUTION VERSION

1.2 Method of Exercise. To exercise this Warrant, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of Holder’s election to exercise this Warrant, (c) an investment agreement containing, to the extent applicable, customary representations and warranties with respect to the Shares issuable under this Warrant substantially in the form attached hereto (the “Investment Agreement”), and (d) payment of the Exercise Price with respect to the Warrant Shares, either in cash or by bank cashier’s check or by wire transfer to an account designated by the Company, as directed by the Company (collectively, the “Exercise Requirements”).

Not later than ten (10) business days after satisfaction of all of the Exercise Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Subscription Notice, a certificate representing the Warrant Shares in the name of the Holder. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Exercise Requirements. The Company shall pay all expenses, taxes (if any), and other charges payable in connection with the preparation, issuance and delivery of share certificates.

1.3 Shares to Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes).

1.4 No Fractional Shares to Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant, but for the provisions of this Section, the Company will (a) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, round up and issue to the Holder one additional share in addition to the largest whole number of shares to which the Holder is otherwise entitled.

1.5 Share Legends. Each certificate for shares of Common Stock issued upon exercise of this Warrant shall bear the following legends:

“THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON AND PREFERRED STOCK. A STATEMENT OF ALL OF THE RIGHTS, PREFER1ENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE COMPANY AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE PRINCIPAL OFFICE OF THE COMPANY, AND THE COMPANY WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	2

EXECUTION VERSION

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SHARE CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE RESTRICTED BY AND ARE SUBJECT TO ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THAT CERTAIN JOINDER AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THAT CERTAIN INVESTOR AGREEMENT DATED JANUARY 5, 2011 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF EACH SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (X) THE SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, (Y) THE SALE OR TRANSFER IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND COMPLIES WITH APPLICABLE STATE SECURITIES LAWS, OR (Z) THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY) STATING THAT THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such third legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such third legend unless, in the opinion of counsel selected by the Holder and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act or any agreement referred to in such legend.

1.6 Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of the Warrant the total number of Warrant Shares deliverable upon exercise of the Warrant from time to time outstanding. The issuance of this Warrant has been duly and validly authorized and, when issued and sold in accordance with the Warrant, the Warrant Shares will be duly and validly issued, fully paid and nonassessable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	3

EXECUTION VERSION

1.7 Conversion of the Warrant. The Holder may at any time when the Warrant is exercisable, without payment of any additional consideration, convert all of this Warrant into Common Stock and receive from the Company, in exchange for this Warrant, a number of fully paid and non-assessable shares of Common Stock computed as set forth below:

X = Y x (A – B) divided by A, where

X = the number of shares to be issued pursuant to this Section.

Y = the number of Warrant Shares.

A = the Market Value of the Common Stock on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

B = the Exercise Price in effect under this Warrant on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

All references herein to “exercise” of the Warrant shall include a conversion pursuant to this Section 1.7. To convert this Warrant, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice (“Conversion Notice”), substantially the form of the Conversion Notice attached hereto, of Holder’s election to convert this Warrant, and (c) an Investment Agreement (collectively, the “Conversion Requirements”). No partial conversion of this Warrant shall be permitted.

Not later than ten (10) business days after receipt by the Company of all of the Conversion Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Conversion Notice, a certificate in the name of the Holder for the number of Warrant Shares resulting from the conversion of the Warrant. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Conversion Requirements.

Upon the receipt of a written notice pursuant to Section 2 of the Investor Agreement by and between the Company and [***] dated as of the date of the issuance of this Warrant, the Holder shall promptly notify the Company whether or not the Holder will exercise this Warrant pursuant to Section 1.2 or convert this Warrant pursuant to this Section 1.7 prior to the consummation of the Initial Public Offering, Spin Off or Change of Control. If the Holder elects to exercise or convert this Warrant while a registration statement is on file with the Securities and Exchange Commission in connection with an Initial Public Offering or Spin-Off, this Warrant shall be deemed converted on the consummation of the Initial Public Offering or Spin-Off, and the Market Value will be the price at which one share of Common Stock was sold or distributed to the public in the Initial Public Offering or Spin-Off. If the Holder elects to exercise or convert this Warrant within thirty (30) days after receipt of notice of a proposed Change of Control pursuant to Section 2 of the Investor Agreement, this Warrant shall be deemed exercised or converted on the consummation of the Change of Control, and the Market Value shall be the value of the consideration per share payable or issuable in connection with such Change of Control to the holders of the Common Stock of the Company. If the Holder has elected to exercise or convert this Warrant while such a registration statement is on file or within thirty (30) days after receipt of such notice of a proposed Change of Control, and the Initial Public Offering or Spin-Off or Change of Control, as the case may be, is not consummated, then Holder’s exercise or conversion of this Warrant shall not be effective unless Holder confirms in writing Holder’s intention to go forward with the exercise or conversion of this Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	4

EXECUTION VERSION

1.8 Termination of Warrant; Restriction on Exercise Right. The right to exercise this Warrant shall terminate upon the earlier to occur of (i) thirty (30) days following a Termination (other than a Termination by [***] for breach by BHN pursuant to Section 13.1(a), or a Termination by [***] pursuant to Section 13.4(b), Section 13.4(c), or Section 13.4(d) of the Alliance Partner Agreement) or (ii) the Expiration Time. This Warrant may not be exercised at any time when [***] is in material breach of the Alliance Partner Agreement and has been made aware of such breach prior to delivery of a Subscription Notice or Conversion Notice.

ARTICLE II

EXCHANGE AND REPLACEMENT OF WARRANTS

2.1 Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any replacement Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

2.2 Transfer Restrictions. No transfer or assignment of this Warrant, in whole or in part, may be made without the prior written consent of the Company, which may be given or withheld in its sole discretion; provided, however, that the Holder may assign the Warrant in its entirety to an Affiliate of the Holder upon not less than thirty (30) days prior written notice of such assignment by Holder to the Company, subject to the satisfaction of each of the following conditions: (i) [***], as of such notice date, has not been made aware that it is in material breach of the Alliance Partner Agreement; (ii) the Affiliate is not primarily engaged in providing services substantially comparable to the Blackhawk Services (as defined in the Alliance Partner Agreement); (iii) the Affiliate executes an Investment Agreement; (iv) the Investor Agreement and the Joinder Agreement in their entireties are assigned to and assumed by the Affiliate; and (v) any securities of the Company held by Holder and other options, warrants, or right to acquire securities of the Company held by Holder are transferred concurrently to the Affiliate. The restrictions set forth in this Section 2.2 shall not apply to any sale or transfer by the Holder pursuant to the Warrant Issuance Agreement or the Stockholders Agreement. The restrictions arising under this Section 2.2 shall terminate upon the earliest to occur of (i) an Initial Public Offering, (ii) the creation of a Public Market, (iii) the closing of a Spin-Off and (iv) the closing of a transaction that constitutes a Change of Control.

ARTICLE III

ADJUSTMENTS

3.1 Notwithstanding anything herein to the contrary, if the Company issues a new Warrant in whole or partial replacement of this Warrant upon the transfer of this Warrant, in replacement of a loss, theft, destruction or mutilation of this Warrant or for any other reason, the new Warrant, at the Company’s option, may reflect any adjustments theretofore made pursuant to this Article III.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	5

EXECUTION VERSION

3.2 If the Company (ii) subdivides its outstanding shares of Common Stock, (ii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iii) issues by reclassification or reorganization other securities of the Company to all holders of Common Stock, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon exercise of this Warrant and the Exercise Price so that the Holder shall be entitled to receive the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive if this Warrant had been exercised immediately prior to any such event or any record date with respect thereto. Any adjustment made pursuant to this Section 3.2 shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, and prompt written notice thereof shall be given to the Holder. The Board of Directors shall have the sole discretion to make any additional adjustment that it deems equitable to prevent dilution or enlargement of the benefits intended to be granted by this Warrant.

ARTICLE IV

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Affiliate” means, with respect to a party, any natural or legal person, firm, corporation, partnership, limited liability partnership, limited liability company, or other entity that now or in the future, directly controls, is controlled with or by or is under common control with such party. For purposes of the foregoing, “control” shall mean: (a) where applicable, ownership directly of fifty percent (50%) or more of the voting power to elect directors thereof; or otherwise (b) the power to direct the management of such entity. For purposes of this Agreement, [***] are Affiliates of Holder.

“Alliance Partner Agreement” means that certain Alliance Partner Agreement, effective September 27, 2010, by and between BHN and [***], and as it may be amended from time to time hereafter.

“BHN” shall mean Blackhawk Network, Inc., an Arizona corporation and wholly-owned subsidiary of the Company.

“Change of Control” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Common Stock” shall have the meaning set forth in the first paragraph of this Warrant, subject to adjustment pursuant to Article III.

“Company” shall have the meaning set forth in the first paragraph of this Warrant.

“Early Change of Control Notice” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Early Exercise Warrant Number” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Early Change of Control” means a Change of Control scheduled to close prior to April 1, 2014.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	6

EXECUTION VERSION

“Exercise Price” means $8.15 per share of Common Stock, subject to adjustment pursuant to Article III.

“Expiration Time” shall have the meaning set forth in the first paragraph of this Warrant.

“Holder” shall have the meaning set forth in the first paragraph of this Warrant.

“Initial Public Offering” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Initial Warrant Exercise Number” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Majority Owner” means Safeway Inc., a Delaware corporation.

“Market Value” means, except as otherwise set forth in Section 1.7 hereof, the fair market value of the shares of the Common Stock as of the date of receipt by the Company of the applicable Conversion Notice, as determined by the Board based upon the most recent written appraisal of the Company’s Capital Stock (not more than seven (7) months old) by a nationally recognized appraisal firm and reflecting such discounts as may be used in such appraisal; provided that if (i) an appraisal of the Company’s Capital Stock has not been completed within the seven (7) month period prior to the date of receipt by the Company of the Conversion Notice, or (ii) the Board of Directors of the Company determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most recent appraisal and (y) such event(s) or development(s) potentially affects the valuation of the Capital Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Company’s Capital Stock.

“Public Market” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Spin-Off” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders’ Agreement dated as of August 26, 2008, by and among the Company and its Stockholders (as defined therein).

“Termination” shall mean the expiration (without renewal) or any other termination of the Alliance Partner Agreement.

“[***]” shall mean [***] or its permitted successor or assign that is then a party to the Alliance Partner Agreement.

“Updated Warrant Exercise Number” shall have the meaning ascribed to such term in the Warrant Issuance Agreement.

“Warrant Issuance Agreement” shall have the meaning set forth in the second paragraph of this Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	7

EXECUTION VERSION

ARTICLE V

MISCELLANEOUS

5.1 Entire Agreement Amendment and Modification. This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof and, except as set forth herein, may not be modified, amended or terminated except by a written instrument duly executed by the Company and the Holder.

5.2 Waiver of Compliance. Except as otherwise provided in this Warrant, any failure of the Company or Holder to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure, breach or default.

5.3 Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Warrant shall be carried out as if any such invalid or unenforceable provision were not contained herein.

5.4 Successors and Assigns. Except as set forth in Section 2.2 hereof, this Warrant may not be assigned or transferred without the prior written consent of the Company, which may be granted or withheld in its sole discretion. This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors, and permitted assigns.

5.5 Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections.

5.6 Further Assurances. The Company and Holder shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Warrant.

5.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	8

EXECUTION VERSION

5.8 Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by an internationally recognized overnight courier service as set forth below (or such other addresses as a party hereafter provide the other party):

If to [***] to: [***]	If to Blackhawk to: Blackhawk Network Holdings, Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 [***] Attn: Chief Executive Officer

With a copy to: [***]	With a copy to: Blackhawk Network Holdings, Inc. Legal Department 5918 Stoneridge Mall Road Pleasanton, CA 94588 [***] Attn: David E. Durant, Esq.

5.9 Violation of Law. Nothing in this Warrant shall require a party to take any action in violation of applicable law.

5.10 No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company either in law or in equity, unless and until the Holder exercises the right to purchase Warrant Shares as provided herein and subject to the provisions of Sections 1.2 and 1.7 hereof.

5.11 No Impairment. The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	9

EXECUTION VERSION

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of January 5, 2011.

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ William Y. Tauscher
Name:	William Y. Tauscher,
Chief Executive Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	10

EXECUTION VERSION

SUBSCRIPTION NOTICE

(To be executed for exercise of the Warrant)

To Blackhawk Network Holdings, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder,              shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier’s check or wire transfer in the amount of $        .

Note: An investment representation must be attached as required by Section 1.2 of the within Warrant.

[Tax ID No.	]

Dated:                  , 20

[***]

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	11

EXECUTION VERSION

CONVERSION NOTICE

(To be executed for conversion of the Warrant)

To Blackhawk Network Holdings, Inc.

The undersigned hereby irrevocably elects to exercise the conversion right in the attached Warrant with respect to             shares of Common Stock, as provided for therein, representing the “Y” variable in the conversion formula set forth in Section 1.7 of the within Warrant.

Note: An investment representation must be attached as required by Section 1.7 of the within Warrant.

Tax ID No.

Dated:             , 20

[***]

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	12

EXECUTION VERSION

INVESTMENT AGREEMENT

[***], hereby makes the following representations and warranties to Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), in connection with its exercise of a Stock Purchase Warrant (the “Warrant”) for shares of common stock of the Company issued pursuant to that certain Warrant Issuance Agreement dated November 1, 2010 (the “Issuance Agreement”) between the Company and [***]. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Issuance Agreement.

1. Authority. [***] has full power and authority to exercise the Warrant. The exercise of the Warrant has been duly authorized and approved by [***] and does not require any further authorization or consent of [***] or [***] stockholders or require [***] to obtain the approval, consent or authorization of, or the making by [***] of any declaration, filing or registration with, any Person.

2. Warranty of Title. [***] has not transferred or assigned, or purported to transfer or assign, the Warrant or any interest therein, in whole or in part. [***] has good and marketable title to the Warrant, free and clear of all Encumbrances other than such restrictions as are set forth in the Investor Agreement, the Stockholders Agreement, Joinder Agreement, and any restrictions on transfer under applicable securities laws.

3. Investment Representations. The Shares issued under the Warrant are being acquired by [***] for investment for its own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof without registration under the Securities Act or pursuant to an applicable exemption therefrom. [***] understands that the Shares have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of [***] representations as expressed in the Agreement and herein.

4. Rule 144. [***] acknowledges that the Shares acquired by [***] under the Warrant must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. [***] is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations. [***] acknowledges that Rule 144 currently is not available with respect to the Shares issuable under the Warrant and that Rule 144 may not be available for future transfers because information meeting the requirements of Rule 144(c) is not publicly disseminated by the Company and that the Company has no obligation to [***] ever to disseminate information so as to make Rule 144 available for future transfers of the Shares except as set forth in Section 9.6 of the Stockholders Agreement.

5. No Public Market. [***] understands that no public market now exists for any of the securities issued by the Company and acknowledges that the Company has made no assurances that a public market will ever exist for the Company’s securities, including the Shares issuable under the Warrant thereunder, and that the Company has no obligation to register or qualify such Shares for any future sale by [***] except as set forth in the Stockholders Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	13

EXECUTION VERSION

6. Accredited Investor. [***] is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D and was not formed or organized for the specific purpose of making an investment in the Company. [***] has substantial experience in evaluating and investing in securities and is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

7. Information Acknowledgement. [***] acknowledges that the Company has heretofore provided [***] with information regarding certain aspects of the business, operations and financial condition of the Company and of BHN. [***] understands that [***], Majority Owner and many of the participants in BHN’s Alliance Partners Program are competitors or potential competitors in the supermarket industry and accordingly [***] acknowledges that the ability of the Company and BHN to share information about BHN and its business is limited. [***] acknowledges that its review of BHN’s business and discussions with management about such business have not been thorough or exhaustive. [***] further acknowledges that to date the Company has not prepared or caused to be prepared audited or reviewed financial statements of the Company or BHN on a stand-alone basis; and that [***] review of the financial condition of the Company and BHN has been limited to the consolidated financial statements of Majority Owner that include the Company and BHN. Notwithstanding the foregoing circumstances, [***] has determined to exercise the Warrant without reliance on receipt or review of any financial statements of the Company or BHN on a stand-alone basis, has determined that it is capable of undertaking the risks inherent in any exercise of the Warrant and has determined that it is financially able to withstand the entire loss of its investment in any Shares acquired upon exercise of the Warrant. The foregoing, however, does not limit or modify any representations or warranties of the Company or other Company information provided to [***] in connection with the exercise of the Warrant or [***] right to rely thereon.

[***]

By

Name:

Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Stock Purchase Warrant	14